THIS DOCUMENT IS A COPY OF THE EXHIBIT 99.1 TO THE AMENDMENT ON FORM 8-K/A
TO ELECTRONIC ASSOCIATES, INC.'S CURRENT REPORT ON FORM 8-K (DATE OF REPORT
- -- JANUARY 16, 1995) FILED ON MARCH 31, 1995 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.


                               BARON RESEARCH AND
                                DEVELOPMENT LTD.
                         (A DEVELOPMENT STAGE COMPANY)


                             FINANCIAL STATEMENTS
                            as of December 31, 1993
                            -----------------------

                               BARON RESEARCH AND
                                DEVELOPMENT LTD.
                         (A DEVELOPMENT STAGE COMPANY)


                                C O N T E N T S




                                                                                             P a g e

AUDITORS' REPORT                                                                                2

FINANCIAL STATEMENTS

  Balance Sheets                                                                                3

  Statements of Operations                                                                      4

  Statements of Changes in Shareholders' Equity                                                 5

  Statements of Cash Flows                                                                      6

  Notes to the Financial Statements                                                          7 - 14


                                                                       22632930

                          INDEPENDENT AUDITORS' REPORT

                  Extended form to comply with U.S. standards


To the Shareholders of
Baron Research and Development Ltd.
(a development stage company)


We have audited the balance sheets of Baron Research and Development Ltd. (a development stage company) (the "Company") as of December 31, 1993 and 1992, and the statements of operations, shareholders' equity and cash flows for the periods ended December 31, 1993 and 1992. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in Israel and the United States, including those prescribed by the Auditors' (Mode of Performance) Regulations (Israel), 1973. Those standards require that we plan and perform the audit to obtain reasonable assurance as to whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as an evaluation of the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1993 and 1992, and the results of their operations and cash flows for the periods ended December 31, 1993 and 1992, in conformity with accounting principles generally accepted in Israel (as applicable to the financial statements of the Company, generally accepted accounting principles in Israel are practically identical to those of the U.S. except for the restatement to inflation, see Note 3(D)).


   /s/ Luboshitz, Kasierer & Co.                      /s/ Yosef Shimony
Certified Public Accountants (Israel)      Certified Public Accountants (Israel)


Tel Aviv, March 21, 1995.

_______________________________________________________________________________
2

BALANCE SHEETS
_______________________________________________________________________________
In shekels of December 1993



                                                                                           December 31
                                                                                           -----------
                                                                                     1993                  1992
                                                               Note                   NIS                   NIS
                                                               -----                 ----                  ----
CURRENT ASSETS
 Cash and cash equivalents                                                              281                35,200
 Receivables and prepaid expenses                                                    19,233                69,478
                                                                                -----------               -------
                                                                                     19,514               104,678
                                                                                -----------               -------

FIXED ASSETS                                                   (4)                  168,283               102,092
                                                                                -----------               -------


OTHER ASSETS                                                   (5)                    6,403                 5,656
                                                                                -----------               -------

                                                                                    194,200               212,426
                                                                                ===========               =======

CURRENT LIABILITIES
 Bank overdraft                                                                      48,040                  -
 Creditors and accounts payable                                (6)                  410,903               256,990
                                                                                -----------               -------
                                                                                    458,943               256,990
                                                                                -----------               -------

ACCRUED SEVERANCE PAY                                          (7)                   49,907                  -
                                                                                -----------               -------


SHAREHOLDERS' DEFICIENCY
 Share capital                                                 (8)                   40,055                     2
 Receipts on account of shares                                 (8)                1,046,795               417,955
 Accumulated deficit                                                             (1,401,500)             (462,521)
                                                                                -----------               -------
                                                                                   (314,650)              (44,564)
                                                                                -----------               -------

                                                                                    194,200               212,426
                                                                                ===========              ========



                                                               /s/ E.A. Wolfe

                                                                 Director
March 21, 1995.

       The accompanying notes form an integral part of the financial statements.

- --------------------------------------------------------------------------------
3 BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS
- --------------------------------------------------------------------------------
In shekels of December 1993



                                                                                                     Cumulative
                                                                                                      from the
                                                                                                    enterprise's
                                                                                                      inception
                                                          Year ended           Period ended             until
                                            Note          December 31          December 31           December 31
                                            ----          -----------         -----------           -----------
                                                             1993                  1992                 1993
                                                                                                        ----
                                                              NIS                  NIS                   NIS
                                                              ---                  ---                   ---


Research and development
  costs                                     (11)                  697,412              404,171            1,101,583

General and administrative
  expenses                                  (12)                  249,472               64,494              313,966
                                                                  -------           ----------          -----------
                                                                 (946,884)            (468,665)          (1,415,549)

Financing income, net                       (13)                    7,905                6,144               14,049
                                                                --------             ---------           -----------
Net loss                                                         (938,979)            (462,521)          (1,401,500)
                                                                =========            =========           ===========




The accompanying notes form an integral part of the financial statements.


- --------------------------------------------------------------------------------
4 BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
- --------------------------------------------------------------------------------
In shekels of December 1993



                                                               Receipts
                                       Number      Share      on account         Accumulated
                                     of shares    capital      of shares          deficit               Total
                                                    NIS           NIS               NIS                  NIS
                                     ---------    -------     ---------          ---------               -----

Shares issued                                  2         2                              -                     2

Receipts on account of shares               -         -            417,955              -               417,955

Net loss                                    -         -               -             (462,521)          (462,521)
                                        ---------    -----         -------           -------           --------

Balance as of
  December 31, 1992                            2         2         417,955          (462,521)           (44,564)

Receipts on account of shares               -         -            628,840              -               628,840

Shares issued                             39,998    40,053            -                 -                40,053

Net loss                                    -         -               -             (938,979)          (938,979)
                                       ---------    ------       ---------           -------           --------

Balance as of
  December 31, 1993                       40,000    40,055       1,046,795        (1,401,500)          (314,650)
                                       =========    ======       =========         =========           ========



The accompanying notes form an integral part of the financial statements.


- --------------------------------------------------------------------------------
5 BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS
- --------------------------------------------------------------------------------
In shekels of December 1993


                                                                                                     Cumulative
                                                                                                       from the
                                                                                                      enterprise's
                                                                                                       inception
                                                              Year ended          Period ended           until
                                                              December 31         December 31         December 31
                                                              -----------         -----------         -----------
                                                                 1993                 1992               1993
                                                                                                         ----
                                                                  NIS                 NIS                 NIS
                                                                  ---                 ---                 ---
CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                     (938,979)            (462,521)        (1,401,500)
                                                                  -------              -------          ---------
      Adjustments to reconcile net loss to
       net cash used in operating activities:
         Depreciation and amortization                             32,737                3,476             36,213
         Exchange rate differences                                  1,126                 -                 1,126
         Increase in provision for severance pay                   49,907                 -                49,907
      Changes in assets and liabilities:
       (Increase) decrease in receivables and
         prepaid expenses                                          50,245              (69,478)           (19,233)
       Increase in creditors and accounts payable                  79,263              256,990            336,253
                                                                 --------             --------           --------
                                                                  213,278              190,988            404,266
                                                                 --------             --------            -------
         Net cash used in operating activities                   (725,701)            (271,533)          (997,234)
                                                                 --------              -------            -------

CASH FLOWS FROM INVESTING
  ACTIVITIES
    Acquisition of fixed assets                                   (98,171)            (105,568)          (203,739)
    Acquisition of other assets                                    (1,504)              (5,656)            (7,160)
                                                                  -------              -------            -------
         Net cash used in investing activities                    (99,675)            (111,224)          (210,899)
                                                                  -------              -------            -------

CASH FLOWS FROM FINANCING
  ACTIVITIES
    Proceeds from issuance of shares                               40,053                    2             40,055
    Receipts on account of shares                                 628,840              417,955          1,046,795
    Increase in short-term bank credit                             48,040                 -                48,040
    Loan received from related parties                             73,524                 -                73,524
                                                                 --------              -------          ---------
         Net cash provided by financing activities                790,457              417,957          1,208,414
                                                                 --------              -------          ---------

INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS                                                (34,919)              35,200                281

CASH AND CASH EQUIVALENTS AT
  BEGINNING OF PERIOD                                              35,200                 -                  -
                                                                 --------              -------          ---------

CASH AND CASH  EQUIVALENTS AT
  END OF PERIOD                                                       281               35,200                281
                                                                      ===               ======                ===



The accompanying notes form an integral part of the financial statements.

- --------------------------------------------------------------------------------
6 BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------


Note 1   -    GENERAL

       The Company is a development stage Israeli corporation established in July 1992. Since its inception the Company has been primarily engaged in the development of an electronic pen as an input device for computers.

       In the course of its development activities, the Company has sustained continuous operating losses and expects such losses to continue for the duration of the development stage. The Company's ability to continue as a going concern depends upon its success in raising the required additional financing. See also Note 14.

Note 2   -    FINANCIAL STATEMENTS RESTATED FOR INFLATION

       A.     GENERAL

              The financial statements are presented on the basis of historical cost, restated for changes in the general purchasing power of the Israeli currency. Accordingly, the nominal figures in the accounting records (the Company maintains its books of accounts in nominal shekels) are restated to New Israeli Shekels (NIS) of the last month of the reported period (December 1993) based on the changes in the Consumer Price Index (CPI). Condensed statements in nominal shekels are presented in Note 15.

              The restatement is made in accordance with principles laid down in the relevant Opinions issued by the Institute of Certified Public Accountants in Israel.

              The increase in the CPI for the year ended December 31, 1993 was 11.2% (for the comparative period in 1992 - 4.4%).

       B.     BALANCE SHEET

              Nonmonetary items - fixed assets, other assets and items in shareholders' equity, are restated for changes in the CPI from the date of the transaction to balance sheet date.

              Monetary items are presented in the balance sheet at nominal amounts. (Comparative figures are restated to shekels of balance sheet date).

              The restated values of nonmonetary items do not necessarily represent economic or realization values, but merely the historical values restated for changes in the general purchasing power of the Israeli currency.


- --------------------------------------------------------------------------------
7 BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)

Note 2   -    FINANCIAL STATEMENTS RESTATED FOR INFLATION


       C.     STATEMENT OF OPERATIONS

              Amounts relating to nonmonetary items (principals, depreciation and amortization) are restated on the same basis as the restated balance sheet item. Other expenses (excluding finance) are restated on the basis of changes in the CPI between transaction date and balance sheet date.


Note 3   -    SIGNIFICANT ACCOUNTING POLICIES

       The principal accounting policies, applied in the preparation of the financial statements on a consistent basis, are as follows:

       A. FIXED ASSETS - Fixed assets (including leasehold improvements) are stated at cost. Depreciation is calculated by the straight-line method at rates considered adequate to amortize the cost of assets over their estimated useful lives.

       B. CASH AND CASH EQUIVALENTS - Cash and cash equivalents include deposits in banks which are held for immediate or short-term withdrawal (original deposit period not exceeding three months).

       C. RESEARCH AND DEVELOPMENT COSTS - These costs are charged to operations as incurred.

       D. U.S. GAAP - As applicable to the Company's financial statements, generally accepted accounting principles in Israel are practically identical to those of the U.S. except for the restatement for changes in the general purchasing power of the Israeli currency as detailed in Note 2.


- --------------------------------------------------------------------------------
8 BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)

- --------------------------------------------------------------------------------

       Note 4   -    FIXED ASSETS

                                                                        December 31                     December 31
                                                                           1993                            1992
                                                                                                           ----
                                                   ----------------------------------------------
                                 Rate of              Cost               Accumulated        Net            Net
                              depreciation                              depreciation
                            -----------------     -------------      ------------------   ------------  -------------
                                    %                  NIS                  NIS             NIS            NIS
                                    -                  ---                  ---             ---            ---
Computers and
  peripheral equipment            10-20              170,269               32,096         138,173         91,658

Furniture and office
  equipment                       7-10                21,188                1,547          19,641         10,434

Leasehold improvements              20                12,282                1,813          10,469           -
                                                    --------               ------         -------        -------
                                                     203,739               35,456         168,283        102,092
                                                     =======               ======         =======        =======


Note 5   -    OTHER ASSETS

       Mainly patents acquired, net of accumulated amortization of NIS 761 (1992
       - nil).


Note 6   -    CREDITORS AND ACCOUNTS PAYABLE

                                                                         December 31
                                                                    -----------------------
                                                                    1993               1992
                                                                     NIS                NIS
                                                                     ---                ---
Directors, shareholders and other
  related parties                                (1)               197,567             54,919

Short-term loan from a shareholder               (2)                74,650               -

Government institutions                                             19,326             28,638

Employees                                                           50,331             47,713

Suppliers and accounts payable                                      69,029            125,720
                                                                  --------            -------
                                                                   410,903            256,990
                                                                   =======            =======

       (1) Loans and current accounts which did not bear interest up to balance sheet date.

       (2) The loan is linked to the U.S. dollar and bears interest at Libor + 1.5%. The loan was repaid during the first half of 1994.

- --------------------------------------------------------------------------------
9 BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)

- --------------------------------------------------------------------------------


Note 7   -    ACCRUED SEVERANCE PAY

       The Company's obligation for severance pay to employees is covered by the unfunded accrual in the balance sheet.

Note 8   -    SHARE CAPITAL

       Share capital consists of ordinary shares of NIS 1 par value each. Authorized share capital - 110,000 shares (1992 - 19,800). Issued and paid-up capital - 40,000 shares (1992 - 2).

Note 9   -    COMMITMENTS AND CONTINGENT LIABILITIES

       A. The Company has an obligation to pay a shareholder royalties of 2% of sales up to a maximum of U.S. $ 500,000. The shareholder also has the right to market the Company's products in Japan.

       B. Maximum exposure of a claim and threatened litigation against the Company amounts to approximately U.S. $ 43,000. Managements estimates that ultimate outcome of these claims will not have a material adverse effect on the Company.

Note 10  -    INCOME TAXES

       A. The Company has not as yet received any final tax assessment since its establishment (1992).

       B. The Company's loss and deductions available to be carried forward for tax purposes amount to approximately NIS 1.3 million. The difference between the reported loss and the loss for tax purposes is due mainly to unallowable expenses. Future tax benefits will be included on realization.


- --------------------------------------------------------------------------------
10 BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)

- --------------------------------------------------------------------------------

Note 11  -    RESEARCH AND DEVELOPMENT COSTS

                                                                                                        Cumulative
                                                                                                         from the
                                                                                                        enterprise's
                                                                                                         inception
                                                         Year ended              Period ended               until
                                                         December 31              December 31            December 31
                                                            1993                     1992                   1993
                                                          ----------             ------------            -----------
                                                             NIS                      NIS                    NIS

Salaries and related expenses                                599,232                212,289                811,521

Depreciation and amortization                                 29,503                  3,353                 32,856

Materials and components                                      19,058                  8,259                 27,317

Travel                                                        26,707                 13,266                 39,973

Consultants and subcontractors (1)                            22,912                167,004                189,916
                                                            --------                -------              ---------
                                                             697,412                404,171              1,101,583
                                                            ========                =======              =========
(1)  Including to related parties                             -                     103,662                103,662
                                                            ========                =======              =========


Note 12  -    GENERAL AND ADMINISTRATIVE EXPENSES

Rent and building maintenance (1)                              66,914                 2,553                69,467

Travel (1)                                                     58,454                 1,707                60,161

Salaries and related expenses                                  35,246                 2,873                38,119

Communications                                                 32,934                 7,607                40,541

Professional fees                                              25,164                44,876                70,040

Depreciation                                                    3,234                   127                 3,361

Other                                                          27,526                 4,751                32,277
                                                             --------               -------              --------
                                                              249,472                64,494               313,966
                                                             ========               =======               =======
(1)  Including to related parties                              92,826                -                     92,826
                                                             ========               =======               =======

- --------------------------------------------------------------------------------
11 BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)

- --------------------------------------------------------------------------------

Note 13  -    FINANCING INCOME, NET

                                                                                                Cumulative
                                                                                                 from the
                                                                                               enterprise's
                                                                                                inception
                                                        Year ended           Period ended         until
                                                        December 31          December 31       December 31
                                                            1993                 1992             1993
                                                        -----------           -----------      -----------
Financing income is net of expenses to
  a related party                                          5,959                  -               5,959
                                                           =====             =============      ==========




Note 14  -   EVENTS SUBSEQUENT TO BALANCE SHEET DATE


       A.    Subsequent to balance sheet date the Company changed its name to:
             "Baron Technologies Ltd."


       B. - Subsequent to balance sheet date and up to September 1994, the Company issued 33,007 shares for approximately NIS 3.1 million, including receipts of NIS 1,046,795 on account of shares, included in the balance sheet at December 31, 1993.


          - The Company split each share of NIS 1.0 par value into 100 shares of NIS 0.01 par value each. On October 1994 the Company issued 125,100 shares of NIS 0.01 par value each for approximately NIS 160,000. As a result, the Company's issued share capital consists of 7,425,800 shares of NIS 0.01 par value each.


- --------------------------------------------------------------------------------
12 BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)

- --------------------------------------------------------------------------------
Note 14  -  EVENTS SUBSEQUENT TO BALANCE SHEET DATE (Cont.)

       C. In January 1995 the Company, its shareholders and Electronic Asso-ciates, Inc. (a company registered in the U.S., "EAI") signed an agreement according to which:

              - EAI will purchase newly issued shares of the Company for U.S.$ 4 million, of which U.S.$ 3 million is to be paid in cash and U.S.$ 1 million is to be paid in shares of EAI.

              - EAI will purchase Company shares held by existing shareholders.

             After completing these two purchases, EAI will hold 25.01% of the Company's outstanding shares.

              - EAI has an option to increase its holding in the Company to up to 33.33% for an additional U.S.$ 4 million (U.S.$ 2 million to be paid in cash and U.S.$ 2 million to be paid in shares of EAI).

              - EAI will have a right of first refusal to enter into manufacturing contracts to produce for the Company electronic hardware elements for its products and will provide the Company with certain consulting services.

Note 15  -    CONDENSED STATEMENTS IN NOMINAL SHEKELS

                                                                         December 31
                                                                   ------------------------
                                                                   1993                1992
                                                                    NIS                 NIS
                                                                   ----                 ----
A.        BALANCE SHEET

          Current assets                                            19,485              94,091
          Fixed assets, net                                        153,849              90,484
          Other assets                                               5,860               5,084
                                                                 ---------             -------
                                                                   179,194             189,659
                                                                 =========             =======

          Current liabilities                                      458,943             231,002
                                                                ----------             -------

          Accrued severance pay                                     49,907                -
                                                                ----------             -------

          Shareholders' deficiency
            Share capital                                           40,000                   2
            Receipts on account of shares                          955,010             365,989
            Accumulated deficit                                 (1,324,666)           (407,334)
                                                                 ---------             -------
                                                                  (329,656)            (41,343)
                                                                 ---------             -------
                                                                   179,194             189,659
                                                                ==========            ========



- --------------------------------------------------------------------------------
13 BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)

- --------------------------------------------------------------------------------

Note 15  -    CONDENSED STATEMENTS IN NOMINAL SHEKELS (Cont.)

                                                                      Year ended             Period ended
                                                                      December 31            December 31
                                                                        1993                    1992
                                                                      ----------              ----------
                                                                          NIS                    NIS
                                                                          ---                    ---
B.        STATEMENT OF OPERATIONS

          Research and development costs                                665,859                360,110

          General and administrative expenses                           238,786                 55,710
                                                                        -------                -------
                                                                        904,645                415,820
          Financing income (expenses), net                              (12,687)                 8,486
                                                                        -------                -------
          Net loss                                                     (917,332)              (407,334)
                                                                        =======                =======

       C.     STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

                                                                    Receipts
                                        Number         Share       on account        Accumulated
                                      of shares       capital       of shares          deficit           Total
                                                        NIS            NIS               NIS              NIS
                                      ----------       ----            ---               ---              ---

Shares issued                                   2           2            -                 -                  2

Receipts on account of shares                -           -            365,989              -            365,989

Net loss                                     -           -               -             (407,334)       (407,334)
                                           ------      ------         -------        ----------         -------

Balance at December 31, 1992                    2           2         365,989          (407,334)        (41,343)

Receipts on account of shares                -           -            589,021              -            589,021

Shares issued                              39,998      39,998            -                 -             39,998

Net loss                                     -           -               -             (917,332)       (917,332)
                                           ------      ------         -------        ----------         -------

Balance at December 31, 1993               40,000      40,000         955,010        (1,324,666)       (329,656)
                                           ======      ======         =======         =========         =======



                                          * * * * * * * * * * *

- --------------------------------------------------------------------------------
14 BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)

                              BARON RESEARCH AND
                                DEVELOPMENT LTD.
                         (A DEVELOPMENT STAGE COMPANY)


                               CONDENSED INTERIM
                              FINANCIAL STATEMENTS
                            as of September 30, 1994
                            ------------------------
                                 (Unaudited)

                               BARON RESEARCH AND
                                DEVELOPMENT LTD.
                         (A DEVELOPMENT STAGE COMPANY)


                                                                        22632949


                                             C O N T E N T S



                                                                                                    P a g e

CONDENSED INTERIM FINANCIAL (UNAUDITED) STATEMENTS

 Balance Sheet                                                                                         2

 Statement of Operations                                                                               3

 Statement of Changes in Shareholders' Equity                                                          4

 Statement of Cash Flows                                                                               5

 Notes to the Financial Statements                                                                   6 - 7

BALANCE SHEET
- ------------------------------------------------------------------------------
In shekels of September 1994



                                                                     September 30            December 31
                                                                     ------------            -----------
                                                                         1994                    1993
                                                                          NIS                     NIS
                                                                          ---                     ---
                                                                      (Unaudited)             (Audited)
CURRENT ASSETS
 Cash and cash equivalents                                              203,989                    311
 Receivables and prepaid expenses                                        66,473                 21,262
                                                                        -------                -------
                                                                        270,462                 21,573
                                                                        -------                -------

FIXED ASSETS                                                            287,525                186,037
                                                                        -------                -------


OTHER ASSETS AND DEFERRED
  EXPENSES                                                               70,579                  7,079
                                                                        -------                -------
                                                                        628,566                214,689
                                                                        =======                =======

CURRENT LIABILITIES
 Bank overdraft                                                               -                 53,108
 Creditors and accounts payable                                         720,204                454,255
                                                                        -------                -------
                                                                        720,204                507,363
                                                                        -------                -------

ACCRUED SEVERANCE PAY                                                   149,443                 55,172
                                                                        -------                -------


SHAREHOLDERS' DEFICIENCY
 Share capital                                                           81,923                 44,280
 Premium on shares                                                    3,258,804                      -
 Receipts on account of shares                                                -              1,157,232
 Accumulated deficit                                                 (3,581,808)            (1,549,358)
                                                                      ---------              ---------
                                                                       (241,081)              (347,846)
                                                                        -------                -------
                                                                           -                      -
                                                                        628,566                214,689
                                                                        =======                =======


                                                        /s/ E.A. Wolfe
                                                        -----------------------
                                                             Director
March 21 , 1995.

The accompanying notes form an integral part of the financial statements.
- ------------------------------------------------------------------------------
2  BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS
- ------------------------------------------------------------------------------
In shekels of September 1994



                                                                                                  Cumulative
                                                                                                   from the
                                                                                                 enterprise's
                                                                                                   inception
                                            Nine months ended              Year ended                until
                                               September 30               December 31            September 30
                                               ------------               -----------            ------------
                                                   1994                       1993                   1994
                                                                                                     ----
                                                   NIS                        NIS                     NIS
                                                   ---
                                               (Unaudited)                 (Audited)              (Unaudited)


Research and development                        1,421,057                    770,990               2,638,856
  costs

General and administrative
expenses                                          675,572                    275,790               1,022,661
                                               ----------                 ----------              ----------
                                               (2,096,629)                (1,046,780)             (3,661,517)


Finance income, net                                64,179                      8,739                  79,709
                                               ----------                 ----------              ----------
Net loss                                       (2,032,450)                (1,038,041)             (3,581,808)
                                                =========                  =========               =========




The accompanying notes form an integral part of the financial statements.
- ------------------------------------------------------------------------------
3  BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
- ------------------------------------------------------------------------------
In shekels of September 1994
(Unaudited)



                                         Number           Share          Premium         Receipts      Accumulated          Total
                                       of shares         capital        on shares       on account       deficit
                                                                                        of shares
                                                           NIS             NIS             NIS             NIS               NIS
                                       ---------         -------        ---------       ---------       ----------        --------

Balance at
  January 1, 1994                       4,000,000          44,280            --         1,157,232       (1,549,358)        (347,846)

Shares issued                           3,300,700          37,643       3,258,804      (1,157,232)           --           2,139,215

Net loss .                                  --               --              --             --          (2,032,450)      (2,032,450)
                                       ----------       ----------      ----------     ----------       ----------       ----------

Balance at
  September 30, 1994                    7,300,700          81,923       3,258,804           --          (3,581,808)        (241,081)
                                       ==========      ==========      ==========      ==========       ==========       ==========


   The accompanying notes form an integral part of the financial statements.


- -------------------------------------------------------------------------------
4  BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS
- ------------------------------------------------------------------------------
In shekels of September 1994
(Unaudited)




                                                                                              Cumulative
                                                                                               from the
                                                                                             enterprise's
                                                                        Nine months            inception
                                                                           ended                 until
                                                                       September 30          September 30
                                                                       ------------          ------------
                                                                           1994                  1994

                                                                            NIS                   NIS
                                                                            ---                   ---

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss ........................................................    (2,032,450)            (3,581,808)
                                                                       ----------             ----------
    Adjustments to reconcile net loss to
      net cash used in operating activities:
       Depreciation and amortization ...............................       46,148                 86,181
       Exchange rate differences ...................................       (2,450)                (1,205)
       Increase in provision for severance pay .....................       94,271                149,443

    Changes in assets and liabilities:
      Increase in receivables and prepaid expenses .................      (45,211)               (66,473)
      Increase in creditors and accounts payable ...................      348,475                720,204
                                                                       ----------             ----------
                                                                          441,233                888,150
                                                                       ----------             ----------
         Net cash used in operating activities .....................   (1,591,217)            (2,693,658)
                                                                       ----------             ----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of fixed assets ......................................     (143,937)              (369,166)
  Acquisition of other assets ......................................      (68,235)               (75,119)
                                                                       ----------             ----------
         Net cash used in investing activities .....................     (212,172)              (444,285)
                                                                       ----------             ----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of shares .................................    2,140,251              3,340,727
  Decrease in short term bank credit ...............................      (53,108)                 --
  Loans from related parties .......................................      (80,076)                 1,205
                                                                       ----------             ----------
         Net cash from financing activities ........................    2,007,067              3,341,932
                                                                       ----------             ----------

  Increase in cash during the period ...............................      203,678                203,989

CASH AT BEGINNING OF PERIOD ........................................          311                  --
                                                                       ----------             ----------
CASH AT END OF PERIOD ..............................................      203,989                203,989
                                                                       ==========             ==========


The accompanying notes form an integral part of the financial statements.

- -------------------------------------------------------------------------------
5  BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS
- -------------------------------------------------------------------------------


A. These financial statements have been prepared as of September 30, 1994. They should be read in conjunction with the Company's annual financial statements as of December 31, 1993. No interim financial statements were prepared in 1993, and therefore no comparative figures are presented.

B. The principal accounting policies have been applied consistently with the prior period (1993).

C. The financial statements have been prepared on the basis of historical cost restated for changes in the general purchasing power of the Israeli currency based on the changes in the Consumer Price Index. The restatement is made in accordance with principles laid down in the relevant opinions issued by the Institute of Certified Public Accountants in Israel. During the period of January - September 1994, the Consumer Price Index increased by 10.5% (1993 - 11.2%).

D. Condensed statements in nominal shekels.

    BALANCE SHEET


                                                              September 30            December 31
                                                                  1994                    1993
                                                                   NIS                    NIS
                                                                   ---                    ---
                                                               (Unaudited)             (Audited)


Current Assets                                                   270,462                 19,485

Fixed Assets, Net                                                253,302                153,849

Other Assets                                                      66,684                  5,860
                                                                 -------                -------
                                                                 590,448                179,194
                                                                 =======                =======

Current Liabilities                                              720,204                458,943
                                                                 -------                -------

Accrued Severance Pay                                            149,443                 49,907
                                                                 -------                -------

Shareholders' Deficiency
 Share capital                                                    73,007                 40,000
 Premium on shares                                             2,960,947                   -
 Receipts on account of shares                                      -                   955,010
 Accumulated deficit                                          (3,313,153)            (1,324,666)
                                                               ---------              ---------
                                                                (279,199)              (329,656)
                                                               ---------              ---------
                                                                 590,448                179,194
                                                               =========              =========

- -------------------------------------------------------------------------------
6  BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS
- -------------------------------------------------------------------------------


STATEMENT OF OPERATIONS


                                                               Nine months ended                         Year ended
                                                                  September 30                          December 31
                                                                      1994                                  1993
                                                                  (Unaudited)                            (Audited)
                                                        --------------------------------       ------------------------------
                                                                      NIS                                   NIS
                                                                      ---                                   ---
Research and development costs                                     1,340,708                              665,859

General and administrative expenses                                  644,914                              238,786
                                                                  ----------                           ----------
                                                                   1,985,622                              904,645
Financing expenses, net                                                2,865                               12,687
                                                                  ----------                           ----------
Net loss                                                          (1,988,487)                            (917,332)
                                                                 ===========                           ==========



STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY (Unaudited)



                                           Number        Share         Premium         Receipts         Accumulated         Total
                                         of shares      capital       on shares        on account         deficit
                                                                                       of shares
                                                           NIS           NIS              NIS              NIS               NIS
                                         ---------         ---           ---              ---              ---               ---
Balance at
  January 1, 1994 ...............       4,000,000          40,000                         955,010       (1,324,666)        (329,656)

Shares issued ...................       3,300,700          33,007       2,960,947        (955,010)            -           2,038,944

Net loss ........................            -              -               -                -          (1,988,487)      (1,988,487)
                                        ----------     ----------      ----------      ----------       ----------       ----------

Balance at
  September 30, 1994 ............       7,300,700          73,007       2,960,947            -          (3,313,153)        (279,199)
                                       ==========      ==========      ==========      ==========       ==========       ==========





- -------------------------------------------------------------------------------
 7  BARON RESEARCH AND DEVELOPMENT LTD. (A DEVELOPMENT STAGE COMPANY)